UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

BETTER THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39864	85-3472546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

548 Market Street #49404 San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 887-2311

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 10, 2021, the Company’s Board of Directors (the “Board”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Elder Granger as a Class III director, to serve in accordance with the Company’s Amended and Restated By-Laws until the Company’s 2024 Annual Meeting of Stockholders or until his earlier death, removal or resignation. Dr. Granger, age 67 years, is a U.S. Army Major General (Retired) and has served as the President and Chief Executive Officer of The 5Ps, LLC, a healthcare, education, and leadership consulting firm, since August 2009.

In connection with his election, the Company granted to Dr. Granger stock options to purchase up to 28,300 shares of the Company’s common stock under the Company’s 2021 Stock Option and Incentive Plan pursuant to the Company’s non-employee director compensation policy. One-third of this stock option award shall vest on the first anniversary of the date of grant, with the remainder vesting monthly over the subsequent two years, provided, however, that all vesting shall cease if Dr. Granger resigns from the Board or otherwise ceases to serve as a director of the Company prior to any such vesting date. In addition, in connection with his election, the Company will enter into an indemnification agreement with Dr. Granger in the same form as used with the Company’s other directors.

There are no arrangements or understandings between Dr. Granger and any other persons pursuant to which he was selected as a director of the Company, and there are no transactions in which Dr. Granger has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On November 11, 2021, the Company issued a press release entitled “Better Therapeutics Appoints Major General Elder Granger, M.D., U.S. Army (retired) to its Board of Directors.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description

99.1	Press release issued November 11, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Better Therapeutics, Inc.

Dated: November 17, 2021	By:	/s/ Mark Heinen
	Name:	Mark Heinen
	Title:	Chief Financial Officer